UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report)  June 7, 2005

Severn Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland         0-49731        52-1726127
(State or other jurisdiction       (Commission         (IRS Employer
                            of incorporation)        File Number)       Identification Number)

1919A West Street, Annapolis, Maryland      21401
(Address of principal executive offices)        (Zip Code)

410-268-4554
(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
        APPOINTMENT OF PRINCIPAL OFFICERS.

Severn Bancorp, Inc. (the Company) announced today that Thomas G. Bevivino has been appointed Chief Financial Officer of Severn Bancorp, Inc. Mr. Bevivino is a Certified Public Accountant, and has over 25 years of financial, accounting, and operational experience in both public and privately held organizations. He will oversee the Company’s Finance department, including financial reporting, accounting and strategic planning.

Previously, Ms. Cecelia Lowman served as Chief Financial Officer. Ms. Lowman will remain with the Company as Controller.

A press release announcing these appointments is being furnished as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Press release dated June 7, 2005

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Severn Bancorp, Inc.

Dated: June 7, 2005                     By:  /Alan J. Hyatt/
Alan J. Hyatt, President